UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2023

Ault Disruptive Technologies Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41171	86-2279256
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, par value $0.001 per share and three-fourths of one Redeemable Warrant to purchase one share of Common Stock	ADRTU	NYSE American
Common Stock, par value $0.001 per share	ADRT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 29, 2023, Ault Disruptive Technologies Corporation (the “Company”) convened its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on December 12, 2023, the record date for the Annual Meeting, 3,063,875 shares of common stock of the Company were issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on December 19, 2023. Stockholders approved both proposals presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions, for each matter voted upon by the Company’s stockholders.

Proposal One: The re-election of two (2) directors, as named in the Proxy Statement, to the Company's board of directors, with each of these directors serving as Class I directors and holding office for a term of three years or until their successors have been duly elected and qualified.

	For	Against	Abstain
Robert O. Smith	2,902,808	4	0
Jeffrey A. Bentz	2,902,808	4	0

Proposal Two: The ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain
2,902,808	0	4

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT DISRUPTIVE TECHNOLOGIES CORPORATION

Dated: December 29, 2023	/s/ Henry Nisser
Henry Nisser President and General Counsel